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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of American General Hospitality Corporation on Form S-3 (File Nos. 333-33007, 333-36127, and 333-45329) and on Form S-8 (File Nos.333-08845 and 333-08841), as
amended, of our report dated April 2, 1998 of our audit of the combined and combining financial statements of Prime Portfolio Acquisition Hotels included in this Report on 8-K.

                                        COOPERS & LYBRAND L.L.P.

Dallas, Texas
April 6, 1998